UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2003

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 5.	OTHER EVENTS

New Century Financial Corporation (the “Company”) is filing this Current Report on Form 8-K for the purpose of filing a corrected form of Indenture relating to its 3.50% Convertible Senior Notes due 2008, which were issued by the Company in July 2003. An incorrect form of Indenture relating to these notes was inadvertently filed by the Company as Exhibit 10.7 to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. The corrected Indenture filed as Exhibit 10.1 to this Current Report on Form 8-K supersedes and replaces the form of Indenture previously filed by the Company as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

ITEM 7.	EXHIBITS

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Indenture, dated as of July 8, 2003, by and between New Century Financial Corporation and Wells Fargo Bank, National Association

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

December 10, 2003	By:	/s/ Robert K. Cole

Robert K. Cole Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Indenture, dated as of July 8, 2003, by and between New Century Financial Corporation and Wells Fargo Bank, National Association